Exhibit 10.8

TERMINATION OF CREDIT AGREEMENT

TERMINATION OF CREDIT AGREEMENT, dated as of December 19, 2014 (this “Agreement”), by and between DEUTSCHE BANK AG NEW YORK BRANCH (“Lender”) and NEVADA PROPERTY 1 LLC (“Borrower”).

W I T N E S S E T H

WHEREAS, reference is made to that certain Credit Agreement, dated as of May 6, 2010 (as amended or otherwise modified from time to time, the “Credit Agreement”), between Deutsche Bank AG Cayman Islands Branch (“Prior Lender”), as lender, and Borrower, as borrower, evidencing a loan in the maximum principal amount of up to $1,638,000,000 (the “Loan”);

WHEREAS, Prior Lender assigned its right, title, obligations and interest in and under the Credit Agreement to Lender pursuant to the Assignment and Assumption of Credit Agreement, dated as of November 28, 2014, by and between Prior Lender and Lender;

WHEREAS, Lender is the 100% indirect parent of Borrower; and

WHEREAS, in order to effectuate the sale of Borrower by Nevada Mezz 1 LLC (“Nevada Mezz”), Borrower must be free of any debt other than that acquired in the conduct of its normal operating business.

NOW THEREFORE, the Credit Agreement and any and all other documents executed in connection with the Credit Agreement are hereby terminated and the Lender and Borrower agree to the following:

SECTION 1. Tax Treatment as Capital Contribution and Loan Forgiveness. The current outstanding balance of the Loan is $1,208,959,928 and the parties agree that for federal, state and local income tax purposes, on the date hereof, Lender is deemed to have made a capital contribution in the amount of $615,517,912 (the “Capital Contribution Amount”) to Nevada Parent 1 LLC (“Nevada Parent”) (the “Capital Contribution”), in exchange for the termination of $615,517,912 of the Loan. The balance of the Loan is hereby reduced to $593,442,016 (the “Reduced Loan Balance”). Effective immediately following the Capital Contribution, Lender hereby forgives the Reduced Loan Balance. Nevada Parent and Nevada Mezz are executing this Agreement to confirm the foregoing transactions.

SECTION 2. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 3. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Signatures transmitted via facsimile or other electronic transmission shall be deemed originals for purposes of this Agreement.

SECTION 4. Headings. The Section headings of this Agreement are inserted for convenience only and do not constitute part of this Agreement.

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IN WITNESS WHEREOF, Lender and Borrower have caused this Agreement to be executed and delivered as of the date first above written.

LENDER:

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ John DeRosa
Name:	John DeRosa
Title:	Managing Director

By:	/s/ Mary Chen-Eng
Name:	Mary Chen-Eng
Title:	Managing Director

[SIGNATURE PAGE TO TERMINATION OF CREDIT AGREEMENT ($1.638B FACILITY)]

BORROWER:

NEVADA PROPERTY 1 LLC

By:	/s/ John Unwin
Name:	John Unwin
Title:	Chief Executive Officer

By:	/s/ Ronald Eidell
Name:	Ronald Eidell
Title:	Chief Financial Officer

[SIGNATURE PAGE TO TERMINATION OF CREDIT AGREEMENT ($1.638B FACILITY)]

THE PARTIES BELOW ARE EXECUTING THIS

AGREEMENT SOLELY TO CONFIRM THE TERMS

OF SECTION 1 OF THIS AGREEMENT:

NEVADA PARENT 1 LLC

By:	/s/ Jeff Baer
Name:	Jeff Baer
Title:	President

By:	/s/ Stuart Clarke
Name:	Stuart Clarke
Title:	Treasurer

[SIGNATURE PAGE TO TERMINATION OF CREDIT AGREEMENT ($1.638B FACILITY)]

NEVADA MEZZ 1 LLC

By:	/s/ Jeff Baer
Name:	Jeff Baer
Title:	President

By:	/s/ Stuart Clarke
Name:	Stuart Clarke
Title:	Treasurer

[SIGNATURE PAGE TO TERMINATION OF CREDIT AGREEMENT ($1.638B FACILITY)]